Exhibit 99.1

FOR IMMEDIATE RELEASE

Prime Meridian Holding Company Reports

Second QUARTER 2024 RESULTS

TALLAHASSEE, FL – July 26, 2024 (GLOBE NEWSWIRE) – Prime Meridian Holding Company (OTCQX: PMHG), the parent bank holding company for Prime Meridian Bank, today announced unaudited financial results for the three and six months ended June 30, 2024. The Company reported net earnings of $1,774,000, or $0.54 per basic and diluted share, for the three months ended June 30, 2024, compared to $2,257,000, or $0.71 per basic and $0.70 per diluted share, for the three months ended June 30, 2023.  The Company reported net earnings of $3,705,000, or $1.13 per basic and $1.12 per diluted share, for the six months ended June 30, 2024, compared to $4,758,000, or $1.49 per basic and $1.48 per diluted share, for the six months ended June 30, 2023.

“We are positioning ourselves for the next chapter,” said Sammie D. Dixon, Jr., Vice Chairman, President, and CEO.  “ We are coming off a good quarter number-wise.  Loan and deposit balances improved, as did net mortgage banking revenue.   We have a clean balance sheet heading into the second half of 2024.  We are a tighter, leaner team that’s ready to put more points on the board.”

Dixon, always one to promote the Bank’s culture, is referring to management’s adoption of a back-to-basics approach.  “We have an exceptionally competent and confident team that cares about its clients and is dedicated to growing the Bank,” he said.

“For 16 years we have operated profitably in times of change.  That’s largely due to our culture.  Adapting to change has always been one of our strengths and is still very much the case,” he continued.

Second Quarter Highlights - Prime Meridian Holding Company and Subsidiary (Unaudited)
(dollars in thousands except per share amounts)

	2Q'24	1Q'24	4Q'23	3Q'23	2Q'23
Net earnings	$1,774	$1,931	$1,830	$2,120	$2,257
Book value per share	$25.35	$24.71	$24.53	$22.91	$23.25
Earnings per share - Basic	$0.54	$0.59	$0.56	$0.66	$0.71
Earnings per share - Diluted	$0.54	$0.59	$0.55	$0.66	$0.70
Weighted-average basic shares outstanding	3,295,423	3,275,401	3,259,247	3,214,323	3,189,353
Weighted-average diluted shares outstanding	3,310,628	3,298,555	3,299,212	3,235,920	3,201,531
Return on average assets(1)	0.81%	0.91%	0.87%	1.03%	1.10%
Return on average equity(1)	8.70	9.61	9.85	11.31	12.31
Average yield on earning assets(1)	5.63	5.44	5.40	5.21	4.98
Net interest margin(1)	3.55	3.51	3.61	3.68	3.78
Efficiency ratio(2)	65.02	63.81	59.99	61.45	57.84
Nonperforming assets/total assets(3)	0.34	0.40	0.40	0.19	0.17

(1) Quarterly ratios have been annualized on a 30/360 basis.

(2) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

(3) Nonperforming assets include loans greater than 90 days past due and nonaccrual loans.

•	Book value per share increased $2.10, or 9.0% since 2Q'23 to $25.35.
•	For 2Q'24, the return on average assets was 0.81% and the return on average equity was 8.70%.
•	Pre-tax pre-provision return on assets was 1.27% and pre-tax pre-provision return on equity was 13.59% for 2Q'24. This is considered a non-GAAP financial measure and additional information, including a reconciliation, can be found on page 10.
•	Gross loan balances increased $38.3 million, or 5.9% (11.8% annualized), since December 31, 2023 with most growth occurring in residential, home equity and construction real estate loans.
•	Since December 31, 2023, total deposits increased $41.7 million, or 5.6% (11.1% annualized), to $790.4 million. Growth occurred in all categories with the majority of growth occurring in time deposits and noninterest bearing accounts.
•	At June 30, 2024, available secured and unsecured borrowing capacity was $177.9 million through various sources including the Federal Home Loan Bank of Atlanta (FHLB) and lines of credit with several banks. When combined with maximum available brokered and wholesale funding capacity of $223.3 million, off-balance sheet funding sources total $401.2 million.
•	At June 30, 2024, on-balance sheet liquidity was $144.8 million, consisting of cash and cash equivalents and unpledged debt securities at fair value. Total on-balance sheet and off-balance sheet liquidity sources total $546.0 million, representing 69.1% of total deposits.
•	The Bank remains well capitalized with a Tier 1 Leverage ratio of 10.32% and a Total Risk Based Capital Ratio of 14.09% at June 30, 2024.

Earnings Summary (Unaudited)

(dollars in thousands)

				Change 2Q'24 vs.		For the Six Months Ended June 30,
	2Q'24	1Q'24	2Q'23	1Q'24	2Q'23	2024	2023	% Change
Net interest income	$7,394	$7,133	$7,353	3.7%	0.6%	$14,527	$14,908	(2.6)%
Credit loss expense	444	211	325	110.4	36.6	655	568	15.3
Noninterest income	527	453	463	16.3	13.8	980	904	8.4
Noninterest expense	5,150	4,841	4,521	6.4	13.9	9,991	8,976	11.3
Income taxes	553	603	713	(8.3)	(22.4)	1,156	1,510	(23.4)
Net earnings	$1,774	$1,931	$2,257	(8.1)%	(21.4)%	$3,705	$4,758	(22.1)%

Net Interest Income (Unaudited)

(dollars in thousands)

				Change 2Q'24 vs.		For the Six Months Ended June 30,
	2Q'24	1Q'24	2Q'23	1Q'24	2Q'23	2024	2023	% Change
Interest income:
Loans	$10,627	$9,962	$8,570	6.7%	24.0%	$20,589	$16,614	23.9%
Debt securities	852	896	925	(4.9)	(7.9)	1,748	1,858	(5.9)
Other	259	207	184	25.1	40.8	466	406	14.8
Total interest income	11,738	11,065	9,679	6.1%	21.3%	22,803	18,878	20.8%
Interest expense:
Deposits	4,090	3,677	1,917	11.2%	113.4%	7,767	3,450	125.1%
FHLB advances and other borrowings	254	255	409	(0.4)	(37.9)	509	520	(2.1)
Total interest expense	4,344	3,932	2,326	10.5	86.8	8,276	3,970	108.5
Net interest income	$7,394	$7,133	$7,353	3.7%	0.6%	$14,527	$14,908	(2.6)%

Volume and rate increases on loans in particular helped boost interest income for the three and six months ended June 30, 2024; however, a higher cost of funds and lower net interest rate spread continued to temper growth in net interest income.

The Company reported net interest income of $7.4 million for 2Q'24, an increase of $261,000, or 3.7%, from the linked quarter and an increase of $41,000, or 0.6% from 2Q'23. Average earning assets were up $20.4 million, or 2.5%, over the linked quarter and $55.3 million, or 7.1%, over 2Q'23 while the yield on average earning assets was 5.63% (2Q'24), compared to 5.44% (1Q’24) and 4.98% (2Q'23). The average cost of interest-bearing liabilities has risen from 1.72% in 2Q'23 to 2.96% in 2Q'24, reflecting the rising rate environment and a change in funding mix.  The Company's net interest margin ("NIM") for the second quarter of 2024 was 3.55%, compared to 3.51% (1Q'24) and 3.78% (2Q'23).

For the six months ended June 30, 2024, net interest income was down 2.6% as deposit costs rose faster than loan yields and there was a shift in the deposit mix toward higher-yielding accounts.  Average earning assets increased $46.6 million, or 6.0%, while the Company's NIM was 3.51% for the six months ended June 30, 2024 compared to 3.81% for the six months ended June 30, 2023.

Credit Loss Expense

At June 30, 2024, the allowance for credit losses for loans was $5.3 million, representing 0.77% to total loans (this excludes the allowance for credit losses for unfunded commitments of $158,000). Of the $803,000 total charge-off amount, $780,0000 relates to five commercial loans that were charged off during the second quarter, with $765,000 of that amount linked to two previously identified as impaired loan relationships. The following table presents detailed information related to credit loss expense related to loans for the periods indicated.

	Three Months Ended
	June 30, 2024	March 31, 2024	Change
Beginning balance	$5,796	$5,609	$187
Charge-offs	(803)	(27)	(776)
Recoveries	3	3	-
Net (charge-offs) recoveries	(800)	(24)	(776)
Credit loss expense (funded portion)	286	211	75
Ending balance	$5,282	$5,796	$(514)

Allowance for credit losses for loans to total loans, gross	0.77%	0.86%

Noninterest income (Unaudited)

(dollars in thousands)

				Change 2Q'24 vs.		For the Six Months Ended June 30,
	2Q'24	1Q'24	2Q'23	1Q'24	2Q'23	2024	2023	% Change
Service charges and fees on deposit accounts	$78	$69	$84	13.0%	(7.1)%	$147	$169	(13.0)%
Debit card/ATM revenue, net	164	158	149	3.8	10.1	322	300	7.3
Mortgage banking revenue, net	125	71	75	76.1	66.7	196	129	51.9
Income from bank-owned life insurance	102	100	96	2.0	6.3	202	190	6.3
Other income	58	55	59	5.5	(1.7)	113	116	(2.6)
Total noninterest income	$527	$453	$463	16.3%	13.8%	$980	$904	8.4%

Compared to the linked quarter and the same periods a year ago, the increase in noninterest income is mostly attributed to mortgage banking revenue which posted strong results in the first half of the second quarter but has since slowed down.  Management expects continued fluctuations in mortgage banking revenue activity due to uncertainty in the rate environment and less inventory than demand.  Fees from debit card/ATM activity also continued to show steady growth.

Noninterest expense (Unaudited)

(dollars in thousands)

				Change 2Q'24 vs.		For the Six Months Ended June 30,
	2Q'24	1Q'24	2Q'23	1Q'24	2Q'23	2024	2023	% Change
Salaries and employee benefits	$3,024	$2,865	$2,743	5.5%	10.2%	$5,889	$5,495	7.2%
Occupancy and equipment	425	405	399	4.9	6.5	830	808	2.7
Professional fees	142	154	132	(7.8)	7.6	296	267	10.9
Marketing	299	274	250	9.1	19.6	573	473	21.1
FDIC assessment	106	108	87	(1.9)	21.8	214	171	25.1
Software maintenance, amortization and other	541	404	294	33.9	84.0	945	571	65.5
Other	613	631	616	(2.9)	(0.5)	1,244	1,191	4.5
Total noninterest expense	$5,150	$4,841	$4,521	6.4%	13.9%	$9,991	$8,976	11.3%

Operating expenses were up 6.4% over the linked quarter and 13.9% over the second quarter of 2023 due primarily to increased expense for salaries and employee benefits and software maintenance, amortization and other. The Company completed a core conversion in the fourth quarter of 2023 and some additional, mostly one-time, expenses related to the conversion were paid during the second quarter in addition to some routine expense for software maintenance. Operating expenses were up 11.3% over the six-month period also due mostly to higher compensation expense and higher expenses related to the core conversion, followed by higher marketing expense. FTEs have increased from 108 at June 30, 2023 to 113 at June 30, 2024. The Company's efficiency ratio was 65.02% in 2Q'24, compared to 63.81% in 1Q'24 and 57.84% in 2Q'23.

Financial Condition

At June 30, 2024, the Company reported $893.4 million in total assets, $790.4 million in deposits, and $684.8 million in net portfolio loans. This compares to $854.5 million in total assets, $748.7 million in deposits, and $646.1 million in net portfolio loans at December 31, 2023.  The Company's loan to deposit ratio at June 30, 2024 was 87.3%. Gross loans increased $38.3 million, or 5.9%, since December 31, 2023 with residential and home equity and construction loans reporting the largest dollar volume increases. At June 30, 2024, the allowance for credit losses on loans was $5.3 million representing 0.77% of gross loans compared to $5.6 million, or 0.86% of gross loans, at December 31, 2023.

Prime Meridian Holding Company and Subsidiary

Loans by Class

(dollars in thousands)

	June 30, 2024		December 31, 2023
	Unaudited		Audited
	Amount	% of Total	Amount(1)	% of Total
Commercial real estate	$212,711	30.8%	$208,429	32.0%
Residential real estate and home equity	290,546	42.1	273,383	41.9
Construction	90,166	13.1	78,197	12.0
Commercial	90,926	13.2	85,983	13.2
Consumer	5,909	0.8	5,936	0.9
Total loans	690,258	100.0%	651,928	100.0%

Net deferred loan fees	(214)		(192)
Allowance for credit losses	(5,282)		(5,609)
Loans, net	$684,762		$646,127

(1) Certain loans as of December 31, 2023 were reclassed to conform with the current loan class presentation.

Deposit balances increased $41.7 million, or 5.6%, since December 31, 2023.  Noninterest bearing demand deposits and time deposits increased $16.7 million and $22.6 million, respectively, since December 31, 2023, while savings, NOW and money-market accounts increased $2.3 million. Total stockholders’ equity was $83.5 million, or 9.35% of total assets, at June 30, 2024, compared to $80.0 million at December 31, 2023 or 9.36% of total assets.  Retained earnings drove the increase in equity and offset common stock dividends of $818,000 ($0.25 per common share) paid during 1Q'24.  At June 30, 2024, book value per share was $25.35 with 3,293,863 common shares outstanding.

As of June 30, 2024, the Bank was considered to be “well capitalized” with a Tier 1 Leverage Capital Ratio of 10.32%, a 13.29% Common Equity Tier 1 Capital Ratio, a 13.29% Tier 1 Risk-Based Capital Ratio, and a 14.09% Total Risk-Based Capital Ratio.  The Company maintains a $15 million, 5-year revolving Line of Credit, enhancing its liquidity sources to support the ongoing capital needs of the Bank. The Line of Credit matures in August 2025 and had a zero outstanding balance at June 30, 2024. As of June 30, 2024, the Company reported $10 million in FHLB advances with a weighted average interest rate of 4.33%. Borrowed funds represented 1.2% of total liabilities at June 30, 2024 and interest expense totaled $509,000 for FHLB advances and other borrowings for the six months ended June 30, 2024.

Asset Quality

There were nine (9) nonperforming loans totaling $3.0 million at  June 30, 2024.  Charge-offs during the six months ended June 30, 2024 totaled $803,000 and were mostly related to two previously identified impaired commercial loans. Management believes that the allowance for credit losses for loans which was $5.3 million at June 30, 2024 is adequate.

About Prime Meridian Holding Company

Headquartered in Tallahassee, Florida, Prime Meridian Holding Company (OTCQX: PMHG) offers a broad range of banking services through its wholly owned subsidiary, Prime Meridian Bank, a Florida state-chartered non-member bank. Founded in 2008, the Bank now serves the Tallahassee and Lakeland/Winter Haven Metropolitan Statistical Areas (MSA), including clients in North and Central Florida as well as South Georgia and South Alabama. The Bank currently has four Florida locations: two in Tallahassee, Florida, one in Crawfordville, Florida, and one in Lakeland, Florida. As of June 30, 2024, the Bank had 113 full-time equivalent employees. For more information about Prime Meridian Holding Company, please visit www.primemeridianbank.com.

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “is confident that” and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

About Non-GAAP Financial Measures

Certain financial measures and ratios we present including "pre-tax, pre-provision ("PTPP") net earnings," "PTPP return on average common equity," "PTPP return on average assets," and "adjusted average loan yield" are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States of America ("GAAP"). We refer to those financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present, and future periods.

These non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures is included at the end of the financial statement tables.

Tables Follow

Prime Meridian Holding Company and Subsidiary

Condensed Consolidated Statements of Earnings (Unaudited)

(in thousands except per share amounts)

	2Q'24	1Q'24	4Q'23	3Q'23	2Q'23
Interest income:
Loans	$10,627	$9,962	$9,658	$9,019	$8,570
Debt securities	852	896	921	919	925
Other	259	207	287	244	184
Total interest income	11,738	11,065	10,866	10,182	9,679
Interest expense:
Deposits	4,090	3,677	3,351	2,691	1,917
FHLB advances and other borrowings	254	255	262	304	409
Total interest expense	4,344	3,932	3,613	2,995	2,326
Net interest income	7,394	7,133	7,253	7,187	7,353
Credit loss expense	444	211	707	175	325
Net interest income after credit loss expense	6,950	6,922	6,546	7,012	7,028

Noninterest income:
Service charges and fees on deposit accounts	78	69	96	92	84
Debit card/ATM revenue, net	164	158	136	137	149
Mortgage banking revenue, net	125	71	102	121	75
Income from bank-owned life insurance	102	100	99	100	96
Other income	58	55	59	49	59
Total noninterest income	527	453	492	499	463

Noninterest expense:
Salaries and employee benefits	3,024	2,865	2,813	2,864	2,743
Occupancy and equipment	425	405	412	427	399
Professional fees	142	154	143	149	132
Marketing	299	274	215	215	250
FDIC assessment	106	108	85	104	87
Software maintenance, amortization and other	541	404	302	341	294
Other	613	631	676	623	616
Total noninterest expense	5,150	4,841	4,646	4,723	4,521
Earnings before income taxes	2,327	2,534	2,392	2,788	2,970
Income taxes	553	603	562	668	713
Net earnings	$1,774	$1,931	$1,830	$2,120	$2,257

Basic earnings per common share	$0.54	$0.59	$0.56	$0.66	$0.71

Diluted earnings per common share	$0.54	$0.59	$0.55	$0.66	$0.70

Prime Meridian Holding Company and Subsidiary
Condensed Consolidated Statements of Earnings
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	Unaudited		Unaudited
Interest income:
Loans	$10,627	$8,570	$20,589	$16,614
Debt securities	852	925	1,748	1,858
Other	259	184	466	406
Total interest income	11,738	9,679	22,803	18,878
Interest expense:
Deposits	4,090	1,917	7,767	3,450
FHLB advances and other borrowings	254	409	509	520
Total interest expense	4,344	2,326	8,276	3,970
Net interest income	7,394	7,353	14,527	14,908
Credit loss expense	444	325	655	568
Net interest income after credit loss expense	6,950	7,028	13,872	14,340
Noninterest income:
Service charges and fees on deposit accounts	78	84	147	169
Debit card/ATM revenue, net	164	149	322	300
Mortgage banking revenue, net	125	75	196	129
Income from bank-owned life insurance	102	96	202	190
Other income	58	59	113	116
Total noninterest income	527	463	980	904
Noninterest expense:
Salaries and employee benefits	3,024	2,743	5,889	5,495
Occupancy and equipment	425	399	830	808
Professional fees	142	132	296	267
Marketing	299	250	573	473
FDIC assessment	106	87	214	171
Software maintenance, amortization and other	541	294	945	571
Other	613	616	1,244	1,191
Total noninterest expense	5,150	4,521	9,991	8,976
Earnings before income taxes	2,327	2,970	4,861	6,268
Income taxes	553	713	1,156	1,510
Net earnings	$1,774	$2,257	$3,705	$4,758

Earnings per common share:
Basic	$0.54	$0.71	$1.13	$1.49
Diluted	$0.54	$0.70	$1.12	$1.48
Cash dividends per common share(1)	$-	$-	$0.25	$0.22

(1) Annual cash dividends were paid during the first quarters of 2024 and 2023.

Prime Meridian Holding Company and Subsidiary
Condensed Consolidated Balance Sheets
(in thousands)

	2Q'24	1Q'24	4Q'23	3Q'23	2Q'23
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Assets
Cash & cash equivalents	$50,875	$23,474	$28,416	$22,404	$21,799
Debt securities available for sale	99,798	117,413	124,475	123,838	126,792
Debt securities held to maturity	13,267	11,861	11,850	11,838	11,827
Loans, held for sale	5,505	3,583	5,288	5,182	6,614
Loans, net	684,762	666,826	646,127	628,974	614,744
Federal Home Loan Bank stock	1,073	1,548	1,283	1,758	1,895
Premises & equipment, net	7,266	7,406	7,476	7,613	7,746
Right of use lease asset	2,711	2,767	2,823	2,879	2,934
Accrued interest receivable	3,579	3,465	3,114	2,671	2,713
Bank-owned life insurance	17,123	17,021	16,921	16,822	16,722
Other real estate owned	-	-	-	117	-
Other assets	7,422	7,296	6,755	7,889	7,253
Total Assets	$893,381	$862,660	$854,528	$831,985	$821,039

Liabilities and Stockholders' Equity
Liabilities:
Noninterest-bearing demand deposits	$206,158	$201,083	$189,426	$193,439	$189,362
Savings, NOW and money-market deposits	479,162	462,601	476,826	451,492	450,820
Time deposits	105,050	88,029	82,436	77,876	62,646
Total Deposits	790,370	751,713	748,688	722,807	702,828
Other borrowings	-	-	-	-	-
FHLB Advances	10,000	20,000	15,000	25,000	35,000
Official checks	939	831	2,377	717	1,114
Operating lease liability	2,913	2,963	3,013	3,062	3,111
Other liabilities	5,648	5,714	5,474	5,612	4,816
Total Liabilities	809,870	781,221	774,552	757,198	746,869
Total Stockholders' Equity	83,511	81,439	79,976	74,787	74,170
Total Liabilities and Stockholders' Equity	$893,381	$862,660	$854,528	$831,985	$821,039

Prime Meridian Holding Company and Subsidiary
Condensed Consolidated Average Balance Sheets (Unaudited)
(in thousands)
	2Q'24			1Q'24			2Q'23
		Interest			Interest			Interest
	Average	and	Yield/	Average	and	Yield/	Average	and	Yield/
	Balance	Dividends	Rate(5)	Balance	Dividends	Rate(5)	Balance	Dividends	Rate(5)
Interest-earning assets:
Loans(1)	$685,946	$10,536	6.14%	$660,024	$9,891	5.99%	$613,318	$8,465	5.52%
Loans held for sale	5,670	91	6.42	4,878	71	5.82	8,466	105	4.96
Debt securities	122,472	852	2.78	133,588	896	2.68	140,699	925	2.63
Other(2)	19,318	259	5.36	14,538	207	5.70	15,646	184	4.70
Total interest-earning assets	833,406	$11,738	5.63%	813,028	$11,065	5.44%	778,129	$9,679	4.98%
Noninterest-earning assets	40,418			39,534			39,540
Total assets	$873,824			$852,562			$817,669

Interest-bearing liabilities:
Savings, NOW and money-market deposits	$467,312	$3,031	2.59%	$464,991	$2,828	2.43%	$453,129	$1,585	1.40%
Time deposits	99,583	1,059	4.25	84,832	849	4.00	55,192	332	2.41
Total interest-bearing deposits	566,895	4,090	2.89	549,823	3,677	2.68	508,321	1,917	1.51
FHLB advances and other borrowings	20,608	254	4.93	21,131	255	4.83	32,113	409	5.09
Total interest-bearing liabilities	587,503	$4,344	2.96%	570,954	$3,932	2.75%	540,434	$2,326	1.72%
Noninterest-bearing deposits	194,955			191,302			195,657
Noninterest-bearing liabilities	9,780			9,948			8,231
Stockholders' equity	81,586			80,358			73,347
Total liabilities and stockholders' equity	$873,824			$852,562			$817,669

Net earning assets	$245,903			$242,074			$237,695
Net interest income		$7,394			$7,133			$7,353
Interest rate spread(3)			2.67%			2.69%			3.26%
Net interest margin(4)			3.55%			3.51%			3.78%

	For the Six Months Ended June 30,
	2024			2023
		Interest			Interest
	Average	and	Yield/	Average	and	Yield/
(dollars in thousands)	Balance	Dividends	Rate	Balance	Dividends	Rate
Interest-earning assets:
Loans(1)	$678,371	$20,427	6.02%	$615,610	$16,422	5.34%
Loans held for sale	5,274	162	6.14	7,909	192	4.86
Debt securities	128,030	1,748	2.32	140,982	1,858	2.64
Other(2)	16,928	466	5.51	17,480	406	4.65
Total interest-earning assets	828,603	$22,803	5.50%	781,981	$18,878	4.83%
Noninterest-earning assets	34,579			32,127
Total assets	$863,182			$814,108

Interest-bearing liabilities:
Savings, NOW and money-market deposits	$464,252	$5,860	2.52%	$467,877	$2,972	1.27%
Time deposits	92,208	1,907	4.14	48,682	478	1.96
Total interest-bearing deposits	556,460	7,767	2.79	516,559	3,450	1.34
FHLB advances and other borrowings	20,869	509	4.88	19,776	520	5.26
Total interest-bearing liabilities	577,329	$8,276	2.87%	536,335	$3,970	1.48%
Noninterest-bearing deposits	193,187			197,215
Noninterest-bearing liabilities	11,694			8,648
Stockholders' equity	80,972			71,910
Total liabilities and stockholders' equity	$863,182			$814,108

Net earning assets	$251,274			$245,646
Net interest income		$14,527			$14,908
Interest rate spread (3)			2.64%			3.35%
Net interest margin(4)			3.51%			3.81%

(1) Includes nonaccrual loans

(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.

(3) Interest rate spread is the difference between total interest-earning asset yield and the rate paid on total interest-bearing liabilities.

(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized on a 30/360 basis.

(5) Annualized on a 30/360 basis

Prime Meridian Holding Company and Subsidiary
Financial Highlights (Unaudited)
(dollars in thousands except per share amounts)

	2Q'24	1Q'24	4Q'23	3Q'23	2Q'23
Per Share Data:
Earnings per common share - Basic	$0.54	$0.59	$0.56	$0.66	$0.71
Earnings per common share - Diluted	$0.54	$0.59	$0.55	$0.66	$0.70
Book value per common share	$25.35	$24.71	$24.53	$22.91	$23.25
Common shares outstanding	3,293,863	3,295,265	3,259,881	3,263,733	3,190,052
Weighted-average basic common shares outstanding	3,295,423	3,275,401	3,259,247	3,214,323	3,189,353
Weighted-average diluted common shares outstanding	3,310,628	3,298,555	3,299,212	3,235,920	3,201,531

Selected Performance Ratios and Other Data:
Return on average assets(1)	0.81%	0.91%	0.87%	1.03%	1.10%
Return on average equity(1)	8.70	9.61	9.85	11.31	12.31
Average yield on earning assets	5.63	5.44	5.40	5.21	4.98
Net interest margin(2)	3.55	3.51	3.61	3.68	3.78
Efficiency ratio(3)	65.02	63.81	59.99	61.45	57.84
Noninterest expense/average assets(1)	2.36	2.27	2.20	2.29	2.21

Asset Quality Data:
Nonaccrual loans	$3,029	$3,446	$2,335	$1,112	$1,391
Loans 90 days past due and still accruing	-	-	1,110	367	-
Other real estate owned	-	-	-	117	-
Total nonperforming assets	3,029	3,446	3,445	1,596	1,391
Nonperforming assets/total assets	0.34%	0.40%	0.40%	0.19%	0.17%
Loans 30-89 days past due	635	$4,447	$5,353	$1,060	$826
Total loans	690,258	672,836	651,928	633,982	619,465
Loans 30-89 days past due/total loans	0.09%	0.66%	0.82%	0.17%	0.13%
Net charge-offs/average loans (1)	0.47	-	-	0.03	0.23

Capital Ratios:
Tier 1 Leverage Capital Ratio (Company)	10.41%	10.44%	10.29%	10.34%	10.14%
Common Equity Tier 1 Capital Ratio (Company)	13.39	13.28	13.37	13.42	13.22
Tier 1 Risk-Based Capital Ratio (Company)	13.39	13.28	13.37	13.42	13.22
Total Risk-Based Capital Ratio (Company)	14.17	14.13	14.22	14.19	13.97
Tangible Common Equity Ratio(4) (Company)	9.35	9.44	9.36	8.99	9.03

Tier 1 Leverage Capital Ratio (Bank)	10.32	10.35	10.15	10.18	9.98
Common Equity Tier 1 Capital Ratio (Bank)	13.29	13.16	13.18	13.23	13.00
Tier 1 Risk-Based Capital Ratio (Bank)	13.29	13.16	13.18	13.23	13.00
Total Risk-Based Capital Ratio (Bank)	14.09	14.02	14.03	13.99	13.76
Tangible Common Equity Ratio(4) (Bank)	9.27	9.38	9.22	8.84	8.87

(1) Annualized on a 30/360 basis
(2) Net interest margin is net interest income divided by total average interest-earning assets, annualized.
(3) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.
(4) Tangible Common Equity Ratio is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, please refer to page 10.

Prime Meridian Holding Company and Subsidiary
Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	2Q'24	1Q'24	4Q'23	3Q'23	2Q'23
Net Income
Net earnings (GAAP)	$1,774	$1,931	$1,830	$2,120	$2,257
Plus: credit loss expense	444	211	707	175	325
Plus: income taxes	553	603	562	668	713
PTPP(1) net earnings (non-GAAP)	$2,771	$2,745	$3,099	$2,963	$3,295

Earnings per Share (EPS)
Weighted average common shares, diluted	3,310,628	3,298,555	3,299,212	3,235,920	3,201,531
EPS, diluted (GAAP)	$0.54	$0.59	$0.55	$0.66	$0.70
PTPP(1) EPS, diluted (non-GAAP)	$0.84	$0.83	$0.94	$0.92	$1.03

Return on Average Assets (ROAA)(2)
Average assets	$873,824	$852,562	$844,835	$823,341	$817,669
ROAA (GAAP)	0.81%	0.91%	0.87%	1.03%	1.10%
PTPP(1) ROAA (non-GAAP)	1.27%	1.29%	1.47%	1.44%	1.61%

Return on Average Equity (ROAE)(2)
Average equity	$81,586	$80,358	$74,318	$74,962	$73,347
ROAE (GAAP)	8.70%	9.61%	9.85%	11.31%	12.31%
PTPP(1) ROAE (non-GAAP)	13.59%	13.66%	16.68%	15.81%	17.97%

	2Q'24	1Q'24	4Q'23	3Q'23	2Q'23
Tangible Common Equity Ratio (Company)
Stockholders' Equity (GAAP)	$83,511	$81,439	$79,976	$74,787	$74,170
Less: Intangibles	-	-	-	-	-
Tangible Stockholders' Equity (non-GAAP)	$83,511	$81,439	$79,976	$74,787	$74,170

Total Assets (GAAP)	$893,381	$862,660	$854,528	$831,985	$821,039
Less: Intangibles	-	-	-	-	-
Tangible Assets (non-GAAP)	$893,381	$862,660	$854,528	$831,985	$821,039
Tangible Common Equity Ratio (non-GAAP)	9.35%	9.44%	9.36%	8.99%	9.03%

Tax-effected adjustment of net losses in HTM securities portfolio (non-GAAP)	$1,150	$1,144	$1,114	$1,624	$1,063
Tangible Assets adjusted for HTM securities at fair value (non-GAAP)	892,231	861,516	853,414	830,361	819,976
Tangible Equity adjusted for HTM securities at fair value (non-GAAP)	82,361	80,295	78,862	73,163	73,107
Tangible Common Equity Ratio Adjusted (non-GAAP)	9.23%	9.32%	9.24%	8.81%	8.92%

Tangible Common Equity Ratio (Bank)
Stockholders' Equity (GAAP)	$82,789	$80,641	$78,763	$73,514	$72,816
Less: Intangibles	-	-	-	-	-
Tangible Stockholders' Equity (non-GAAP)	$82,789	$80,641	$78,763	$73,514	$72,816

Total Assets (GAAP)	$893,283	$862,598	$854,494	$831,830	$820,921
Less: Intangibles	-	-	-	-	-
Tangible Assets (non-GAAP)	$893,283	$862,598	$854,494	$831,830	$820,921
Tangible Common Equity Ratio (non-GAAP)	9.27%	9.35%	9.22%	8.84%	8.87%

(1)Pre-tax, pre-provision

(2) Annualized on a 30/360 basis

Prime Meridian Holding Company and Subsidiary
Non-GAAP Measures and Ratio Reconciliation Quarterly Pre-Tax Pre-Provision Calculation Unaudited)
(dollars in thousands except per share amounts)

	For the Six Months Ended
	June 30, 2024	June 30, 2023
Net Income
Net earnings (GAAP)	$3,705	$4,758
Plus: credit loss expense	655	568
Plus: income taxes	1,156	1,510
PTPP(1) net earnings (non-GAAP)	$5,516	$6,836

Earnings per Share (EPS)
Weighted average common shares, diluted	3,301,866	3,211,095
EPS, diluted (GAAP)	$1.12	$1.48
PTPP(1) EPS, diluted (non-GAAP)	$1.67	$2.13

Return on Average Assets (ROAA)(2)
Average assets	$863,182	$814,108
ROAA (GAAP)	0.86%	1.17%
PTPP(1) ROAA (non-GAAP)	1.28%	1.68%

Return on Average Equity (ROAE)(2)
Average equity (GAAP)	$80,972	$71,910
ROAE (GAAP)	9.15%	13.23%
PTPP(1) ROAE (non-GAAP)	13.62%	19.01%

(1)Pre-tax, pre-provision

(2) Annualized on a 30/360 basis

Prime Meridian Holding Company and Subsidiary

Non-GAAP Measures and Ratio Reconciliation

Annual Pre-Tax Pre-Provision Calculation Unaudited)

(dollars in thousands except per share amounts)

	For the Year Ended December 31,
	2023	2022	2021	2020	2019
Net Income
Net earnings (GAAP)	$8,708	$9,681	$8,347	$4,458	$3,542
Plus: credit loss expense	1,450	890	(104)	2,850	1,131
Plus: income taxes	2,740	3,056	2,517	1,295	1,092
PTPP(1) net earnings (non-GAAP)	$12,898	$13,627	$10,760	$8,603	$5,765

Earnings per Share (EPS)
Weighted average common shares, diluted	3,251,080	3,193,774	3,142,482	3,134,124	3,159,635
EPS, diluted (GAAP)	$2.68	$3.03	$2.66	$1.42	$1.12
PTPP(1) EPS, diluted (non-GAAP)	$3.97	$4.27	$3.42	$2.74	$1.82

Return on Average Assets (ROAA)
Average assets	$815,813	$852,272	$751,576	$595,363	$456,797
ROAA (GAAP)	1.07%	1.14%	1.11%	0.75%	0.78%
PTPP(1) ROAA (non-GAAP)	1.58%	1.60%	1.43%	1.45%	1.26%

Return on Average Equity (ROAE)
Average equity	$73,094	$65,549	$65,179	$57,386	$53,172
ROAE (GAAP)	11.91%	14.77%	12.81%	7.77%	6.66%
PTPP(1) ROAE (non-GAAP)	17.65%	20.79%	16.51%	14.99%	10.84%

Adjusted Average Loan Yield:
Net loans, excluding loans held for sale	$646,127	$588,715	$490,198	$476,661	$337,710
Less PPP loans	(36)	(191)	(15,172)	(66,774)	-
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$646,091	$588,524	$475,026	$409,887	$337,710

Average loans, excluding loans held for sale	$613,059	$537,304	$480,606	$429,802	$309,350
Less average PPP loans	(108)	(3,061)	(50,315)	(55,529)	-
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$612,951	$534,243	$430,291	$374,273	$309,350

Interest on loans, excluding loans held for sale	$34,938	$25,803	$22,598	$19,553	$15,884
Less interest income and earned fee income on PPP loans	(2)	(776)	(3,358)	(1,725)	-
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$34,936	$25,027	$19,240	$17,828	$15,884

Average loan yield, excluding loans held for sale (GAAP)	5.70%	4.80%	4.70%	4.55%	5.13%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	5.70%	4.68%	4.47%	4.76%	5.13%

(1) Pre-tax, pre-provision

CONTACT:	Clint F. Weber, Chief Financial Officer and Executive Vice President
(850) 907-2300
Prime Meridian Holding Company
Website: www.primemeridianbank.com